Exhibit IV

                            JOINT FILING AGREEMENT

          In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, each of the persons named below agrees to the joint filing of a Statement on Schedule 13D (including any amendments or supplements thereto) with respect to the common stock of Wackenhut Corrections Corporation, a Florida corporation, and further agrees that this Joint Filing Agreement be included as an Exhibit to such filings. This Joint Filing Agreement may be executed in any number of counterparts, all of which together shall constitute one and the same instrument.


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IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement effective as of May 6, 2003.

                                    GROUP 4 FALCK A/S

                                    By:    /s/ Lars Norby Johansen
                                    Name:  Lars Norby Johansen
                                    Title: President and CEO

                                    By:    /s/ Derrick Miller
                                    Name:  Derrick Miller
                                    Title: Group CFO


                                    MILESTONE HOLDING ONE, INC.

                                    By:     /s/ Lars Norby Johansen
                                    Name:   Lars Norby Johansen
                                    Title:  President and CEO

                                    By:     /s/ Derrick Miller
                                    Name:   Derrick Miller
                                    Title:  Group CFO


                                    THE WACKENHUT CORPORATION

                                    By:     /s/ Lars Norby Johansen
                                    Name:   Lars Norby Johansen
                                    Title:  President and CEO, Group 4 Falck

                                    By:     /s/ Soren Lundsberg-Nielsen
                                    Name:   Soren-Lundsberg-Nielsen
                                    Title:  Group General Counsel, Group 4 Falck


                                    TUHNEKCAW, INC.

                                    By:     /s/ Lars Norby Johansen
                                    Name:   Lars Norby Johansen
                                    Title:  President and CEO, Group 4 Falck

                                    By:     /s/ Soren Lundsberg-Nielsen
                                    Name:   Soren-Lundsberg-Nielsen
                                    Title:  Group General Counsel, Group 4 Falck